UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 22, 2007


                                   Move, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                 000-26659                    95-4438337
(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)            File Number)               Identification No.)

                            30700 Russell Ranch Road
                       Westlake Village, California 91362
                    (Address of principal executive offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (805) 557-2300

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                TABLE OF CONTENTS
                                -----------------

Item 2.02. Results of Operations and Financial Condition.
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Item 5.02. Departure of Directors or Certain Officers; Elections of Directors;
------------------------------------------------------------------------------
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
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SIGNATURE
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EXHIBIT INDEX
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EXHIBIT 99.1
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Item 2.02.  Results of Operations and Financial Condition.
----------------------------------------------------------

On February 22, 2007, Move, Inc. (the "Company") issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2006. A copy of that release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 5.02. Departure of Directors or Certain Officers; Elections of Directors;
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Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
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Effective February 22, 2007, Allan D. Dalton, formerly President of the
Company's Real Estate Division, has accepted a new position with the Company to lead a new business venture that will create new products and services for sale to consumers and real estate professionals.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                             MOVE, INC.

Date: February 22, 2007                           By:  /s/ Lewis R. Belote, III
                                                       -------------------------
                                                       Lewis R. Belote, III
                                                       Chief Financial Officer

                                  EXHIBIT INDEX

99.1     Press release of Move, Inc. dated February 22, 2007